Exhibit 1.1

YY Inc.

7,800,000 American Depositary Shares

Representing

156,000,000 Class A Common Shares

(par value $0.00001 per share)

Form of Underwriting Agreement

                    , 2012

Morgan Stanley & Co. International plc

25 Cabot Square

Canary Wharf

London E14 4QA

United Kingdom

Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

United States

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

United States

As representatives of the several Underwriters

named in Schedule I hereto

Ladies and Gentlemen:

YY Inc., an exempted company incorporated in the Cayman Islands (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) for whom you are acting as representatives (in such capacity, the “Representatives”), an aggregate of 7,800,000 American Depositary Shares, representing 156,000,000 Class A common shares, par value $0.00001 per share (the “Common Shares”), of the Company, and, at the election of the Underwriters, up to 1,170,000 additional American Depositary Shares representing 23,400,000 Common Shares. The 7,800,000 American Depositary Shares representing 156,000,000 Common Shares to be sold by the Company are herein called the “Firm ADSs,” and the 1,170,000 American Depositary Shares representing 23,400,000 additional Common Shares to be sold by the Company are herein called the “Optional ADSs”. The Firm ADSs (including the Reserved ADSs (as defined below)) and the Optional ADSs that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the “ADSs.” The Common Shares represented by the Firm ADSs are herein called the “Firm Shares” and the Common Shares represented by the Optional ADSs are herein called the “Optional Shares,” and the Firm Shares and the Optional Shares are herein collectively called the “Shares.”

The ADSs are to be issued pursuant to a deposit agreement (the “Deposit Agreement”), dated as of                     , 2012, among the Company, Deutsche Bank Trust Company Americas, as depositary (the “Depositary”), and holders and beneficial owners from time to time of American depositary shares issued by the Depositary. Each ADS will initially represent the right to receive 20 Common Shares deposited pursuant to the Deposit Agreement.

The Company hereby acknowledges that, as part of the proposed offering of the ADSs, it has requested Piper Jaffray & Co. (the “DSP Underwriter”) to administer a directed share program (the “Directed Share Program”) under which up to 390,000 Firm ADSs, or 5% of the Firm ADSs to be purchased by the Underwriters (the “Reserved ADSs”), shall be reserved for sale by the DSP Underwriter at the initial public offering price to the Company’s directors, officers, employees, business associates and other persons having a relationship with the Company as designated by the Company (the “Directed Share Participants”) as part of the distribution of the ADSs by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and all other applicable laws, rules and regulations. The number of ADSs available for sale to the general public will be reduced to the extent that Directed Share Participants purchase Reserved ADSs. The Underwriters may offer any Reserved ADSs not purchased by Directed Share Participants to the general public on the same basis as the other ADSs being issued and sold hereunder. The Company has supplied the DSP Underwriter with the names, addresses and telephone numbers of the Directed Share Participants. It is understood that any number of the Directed Share Participants may decline to participate in the Directed Share Program.

1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

(i) A registration statement on Form F-1 (File No. 333-184414) (the “Initial Registration Statement”) in respect of the Shares has been filed with the U.S. Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to the Representatives, and, excluding exhibits thereto, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the U.S. Securities Act of 1933, as amended (the “Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the Preliminary Prospectus relating to the Shares and the ADSs that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(a)(iii) hereof) is hereinafter called the “Pricing Prospectus”; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the “Prospectus”; any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Shares and ADSs is hereinafter called an “Issuer Free Writing Prospectus”; any “bona fide electronic roadshow” as defined in Rule 433(h)(5) under the Act that has been made available without restriction to any person is hereinafter called a “broadly available roadshow”); and any oral or written communications undertaken solely pursuant to Section 5(d) of the Act are hereinafter called “Section 5(d) Communications”;

(ii) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, and each broadly available roadshow, if any, listed on Schedule II(a), when considered together with the Pricing Prospectus, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

(iii) For the purposes of this Agreement, the “Applicable Time” is     :         m (Eastern time) on the date of this Agreement. The Pricing Prospectus, as supplemented by those Issuer Free Writing Prospectuses and other documents listed in Schedule II(b) hereto, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule II(a) hereto and each written Section 5(d) Communication listed on Schedule II(c) hereto, as supplemented by and taken together with the Pricing Prospectus as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus or written Section 5(d) Communication in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

(iv) At the time of (i) filing of the Initial Registration Statement and any Rule 462(b) Registration Statement and (ii) any Section 5(d) Communications, the Company was, and on the date hereof the Company is, an “emerging growth company” as defined in Section 2(a)(19) of the Act;

(v) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

(vi) A registration statement on Form F-6 (File No. 333-184812) in respect of the ADSs (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the “ADS Registration Statement”) has been filed with the Commission; such registration statement in the form heretofore delivered to the Representatives and, excluding exhibits, to the Representatives for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the best of the Company’s knowledge, threatened by the Commission; and the ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(vii) A registration statement on Form 8-A (File No. 001-35729) in respect of the registration of the Shares and ADSs (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the “Form 8-A Registration Statement”) under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), has been filed with the Commission; such registration statement in the form heretofore delivered to the Representatives and, excluding exhibits, to the Representatives for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the best of the Company’s knowledge, threatened by the Commission; and the Form 8-A Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and did not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(viii) Neither the Company nor any of the corporations, associations and entities directly or indirectly owned or controlled by the Company (collectively referred to as the “Subsidiaries” and each a “Subsidiary”) has sustained since the date of the latest audited financial statements included in the Registration Statement, the Pricing Prospectus and the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement, the Pricing Prospectus and the Prospectus; and, since the respective dates as of which information is given in the Registration Statement, the Pricing Prospectus and the Prospectus, there has not been any change in the share capital, short-term debt or long-term debt of the Company or any of its Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders’ equity, results of operations of the Company and its Subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, otherwise than as set forth or contemplated in the Registration Statement, the Pricing Prospectus and the Prospectus;

(ix) Each of the Company and its Subsidiaries, has good and valid title to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, pledges, charges, mortgages, encumbrances and defects except such as are described in the Registration Statement, the Pricing Prospectus and the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; and any real property and buildings held under lease by each of the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries, or as are described in the Registration Statement, the Pricing Prospectus and the Prospectus;

(x) The Company does not own or control, directly or indirectly, any corporation or legal entity other than the entities listed on Exhibit 21.1 to the Initial Registration Statement and no other subsidiary of the Company is a “Significant Subsidiary” as defined in Regulation S-X under the Act;

(xi) The Company and its Subsidiaries maintain insurance covering their respective properties, operations, personnel and businesses against such losses and risks and in such amounts as are prudent and which the Company reasonably believes is adequate to protect the Company and its Subsidiaries and their respective businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and each additional time of purchase, if any; neither the Company nor any of its Subsidiaries has reason to believe that it will not be able to renew any such insurance as and when such insurance expires; and there is no material insurance claim made by or against the Company or any of its Subsidiaries, pending, outstanding, or to the best of the Company’s knowledge, threatened, and no facts or circumstances exist which would reasonably be expected to give rise to any such claim and all due premiums in respect thereof have been paid;

(xii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Cayman Islands, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Pricing Prospectus and the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each Subsidiary of the Company has been duly incorporated or organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Pricing Prospectus and the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

(xiii) Neither the Company nor any of its Subsidiaries has sent or received any written communication regarding termination of, or intent not to renew, any of the material contracts or agreements specifically referred to or described in the Registration Statement, the Pricing Prospectus and the Prospectus, or specifically referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company, any of its Subsidiaries or, to the best of the Company’s knowledge, any other party to any such contract or agreement;

(xiv) Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, each of the Company and its Subsidiaries has all the necessary licenses, franchises, concessions, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings (collectively, “Governmental Authorizations”) with, governmental agencies, regulatory authorities and stock exchange authorities (collectively, “Governmental Agencies” and, individually, a “Governmental Agency”) to own, lease, license and use its properties, assets and conduct its business in the manner described in the Registration Statement, the Pricing Prospectus and the Prospectus, except where the failure to obtain such Governmental Authorizations would not, individually or in the aggregate, have any material adverse change in or affecting the general affairs, management, financial position, shareholders’ equity, results of operations or prospects of the Company and its Subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business (a “Material Adverse Effect”), and such Governmental Authorizations contain no material restrictions or conditions not described in the Registration Statement, the Pricing Prospectus and the Prospectus; neither the Company nor any of its Subsidiaries has a reasonable basis to believe that any regulatory body is considering modifying, suspending or revoking any such Governmental Authorizations; and the Company and its Subsidiaries are in compliance with the provisions of all such Governmental Authorizations. In particular, the Company and its Subsidiaries have obtained, and are in compliance with, all Governmental Authorizations required under PRC national and local laws in all material respects and, except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, all such Governmental Authorizations are in full force and effect;

(xv) Neither the Company nor any of its Subsidiaries is (A) in breach of or in default under any laws, regulations, rules, orders, decrees, guidelines or notices of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority of the PRC, the Cayman Islands or Hong Kong or any other jurisdiction where it was incorporated or operates, (B) in breach of or in default under any approval, consent, waiver, authorization, exemption, permission, endorsement or license granted by any Governmental Agency in the PRC, the Cayman Islands, Hong Kong or any other jurisdiction where it was incorporated or operates, (C) in violation of its constitutive or organizational documents or (D) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of clauses (A), (B) and (D), where such breach or default would not, individually or in the aggregate, have a Material Adverse Effect;

(xvi) The Company has an authorized capitalization as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus and all of the issued share capital of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and conform to the description thereof contained in the Registration Statement, the Pricing Prospectus and the Prospectus; and all of the issued share capital of each Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company free and clear of all liens, encumbrances, equities or claims; there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, Common Shares, ADSs or any other class of share capital of the Company except as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus under the captions “Management—2009 Employee Equity Incentive Scheme,” “Management—2011 Share Incentive Plan” and “Description of Share Capital—History of Securities Issuances”; there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from any Subsidiary, or obligations of any Subsidiary to issue, equity shares or any other class of share capital of any Subsidiary; the Shares, when issued and delivered against payment therefor, may be freely deposited by the Company with the Depositary against issuance of ADSs; the ADSs, when issued and delivered against payment therefor, will be freely transferable by the Company to or for the account of the several Underwriters; and there are no restrictions on subsequent transfers of the Shares or the ADSs under the laws of the PRC, Cayman Islands, British Virgin Islands, or United States except as described in the Registration Statement, the Pricing Prospectus and the Prospectus;

(xvii) No person has (A) any preemptive rights, resale rights, rights of first refusal or other rights to purchase any Shares, ADSs or any other share capital of or other equity interests in the Company or any of its Subsidiaries, except as described in the Registration Statement, the Pricing Prospectus and the Prospectus under the caption “Description of Share Capital—Investors’ Rights Agreement and Right of First Refusal and Co-Sale Agreement” or (B) the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares and the ADSs;

(xviii) The Shares to be issued underlying the ADSs to be sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Shares contained in the Registration Statement, the Pricing Prospectus and the Prospectus;

(xix) All of the Common Shares issuable upon the automatic conversion of the outstanding Series A Preferred Shares, Series B Preferred Shares, Series C-1 Preferred Shares and Series C-2 Preferred Shares (collectively, the “Preferred Shares”) as described in the Registration Statement, the Pricing Prospectus and the Prospectus have been duly and validly authorized for issuance; and, prior to or concurrently with the First Time of Delivery (as defined in Section 4 hereof), all of the Preferred Shares will be converted into Common Shares and all such Common Shares will be duly and validly issued and fully paid and non-assessable;

(xx) Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement, the ADS Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

(xxi) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement have been duly and validly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company;

(xxii) The Deposit Agreement has been duly authorized and, when executed and delivered by the Company and, assuming due authorization, execution and delivery by the Depositary, will constitute a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, and upon issuance by the Depositary of ADSs and the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADSs will be duly and validly issued and the persons in whose names the ADSs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADSs conform in all material respects to the descriptions thereof contained in the Registration Statement, the Pricing Prospectus and the Prospectus;

(xxiii) No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock or from repaying to the Company any loans or advances to such Subsidiary from the Company;

(xxiv) All dividends and other distributions declared and payable on the Shares may under the current laws and regulations of the Cayman Islands be paid to the Depositary, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the Cayman Islands and are otherwise free and clear of any other tax, withholding or deduction in the Cayman Islands and without the necessity of obtaining any Governmental Authorization of or with any court or Governmental Agency having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties in the Cayman Islands;

(xxv) Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, (A) all dividends and other distributions declared and payable on the share capital of the Subsidiaries of the Company may under the current laws and regulations of the PRC be converted into foreign currency (including United States dollars) and may be freely transferred out of the PRC in any currency and (B) no such dividends or other distributions will be subject to withholding or other taxes under the laws and regulations of the PRC and are otherwise free and clear of any other tax, withholding or deduction in the PRC, and without the necessity of obtaining any Governmental Authorization in the PRC;

(xxvi) The issue and sale of the Shares and ADSs, the deposit of the Shares with the Depositary against issuance of the ADSs, the execution and delivery of this Agreement and the compliance by the Company with this Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, (B) result in any violation of the provisions of the constitutive or organizational documents of the Company or any Subsidiary or (C) result in any violation of any statute or any order, rule or regulation of any court or Governmental Agency having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets, except in the case of clause (A) only, such conflict, breach or violation or default that would not, individually or in the aggregate, have a Material Adverse Effect;

(xxvii) No consent, approval, authorization, order, registration or qualification of or with any court or Governmental Agency is required for the issue and sale of the Shares or the ADSs, for the deposit of the Shares with the Depositary against issuance of ADSs to be delivered or the consummation by the Company of the transactions contemplated by this Agreement and the Deposit Agreement, except (A) the registration under the Act of the Shares and ADSs and listing of the ADSs on the Nasdaq Global Market and (B) such Governmental Authorizations as may be required under state securities or Blue Sky laws or any laws of jurisdictions outside the PRC, Cayman Islands, Hong Kong and the United States in connection with the purchase and distribution of the Shares and ADSs by or for the respective accounts of the several Underwriters;

(xxviii) The ADSs have been approved for listing on the Nasdaq Global Market;

(xxix) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the PRC, Cayman Islands, Hong Kong or any political subdivision or taxing authority thereof or therein in connection with: (A) the deposit with the Depositary of the Shares by the Company against the issuance of the ADSs, (B) the sale and delivery by the Company of the Shares and the ADSs to or for the respective accounts of the several Underwriters or (C) the sale and delivery by the Underwriters of the Shares and the ADSs to the initial purchasers therefrom in the manner contemplated by this Agreement;

(xxx) Neither the Company nor any of its Subsidiaries has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares and the ADSs:

(xxxi) The statements set forth in the Registration Statement, the Pricing Prospectus and the Prospectus under the captions “Description of Share Capital” and “Description of American Depositary Shares,” insofar as they purport to constitute a summary of the terms of the Shares and ADSs, respectively, and under the captions “Taxation,” and “Underwriting,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and fair summaries in all material respects;

(xxxii) Except as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus, there are no legal, arbitration, governmental proceedings (including, without limitation, governmental investigations or inquiries) or other potential material disputes pending to which the Company or any of its Subsidiaries or the Company’s directors and executive officers is a party or of which any property of the Company or any of its Subsidiaries is the subject (A) which, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect or (B) that are required to be described in the Registration Statement, Pricing Prospectus and Prospectus and which have not been so described as required; and to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(xxxiii) The Company is not and, after giving effect to the offering and sale of the ADSs and the application of the proceeds thereof, will not be an “investment company,” as such term is defined in the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”) and the rules and regulations of the Commission thereunder;

(xxxiv) At the time of filing the Initial Registration Statement the Company was not and, as of the date of this Agreement, is not an “ineligible issuer,” as such term is defined under Rule 405 under the Act;

(xxxv) Each of this Agreement and the Deposit Agreement is in proper form to be enforceable against the Company in the Cayman Islands in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands of this Agreement or the Deposit Agreement, it is not necessary that this Agreement or the Deposit Agreement be filed or recorded with any court or other authority in the Cayman Islands or that any stamp or similar tax in the Cayman Islands be paid on or in respect of this Agreement, the Deposit Agreement or any other documents to be furnished hereunder;

(xxxvi) The Registration Statement, the Pricing Prospectus, the Prospectus, any Issuer Free Writing Prospectus, the Form 8-A Registration Statement and the ADS Registration Statement and the filing of the Registration Statement, the Pricing Prospectus, Prospectus, any Issuer Free Writing Prospectus, the Form 8-A Registration Statement and the ADS Registration Statement with the Commission have been duly authorized by and on behalf of the Company, and the Registration Statement, the Form 8-A Registration Statement and the ADS Registration Statement have been duly executed pursuant to such authorization by and on behalf of the Company;

(xxxvii) There are no statutes, regulations, contracts or documents which are required to be described in the Registration Statement, the Pricing Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described and filed as required;

(xxxviii) Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, in each case, (A) each of the Company and its Subsidiaries owns, possesses, licenses or has other rights to use all patents and patent applications, copyrights, trademarks, service marks, trade names, Internet domain names, technology, and/or know-how (including trade secrets, other unpatented and/or unpatentable proprietary rights) and other intellectual property (collectively, “Intellectual Property”) that are necessary or used in any material respect to conduct their business in the manner in which it is being conducted and neither the Company nor any of its Subsidiaries has reason to believe that it will not be able to own, possess or obtain licenses or other rights to use any Intellectual Property that will be necessary or used in any material respect to conduct their business in the manner in which it is proposed to be conducted as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus; (B) all material copyrights and patents owned or licensed by the Company (including all material copyrights and patents owned or licensed by the Company’s Subsidiaries) are valid, enforceable and not subject to any ongoing or threatened interference, reexamination, judicial or administrative proceeding pertaining to validity, enforceability or scope; (C) neither the Company nor any of its Subsidiaries has received any notice alleging infringement, violation or conflict with (and neither the Company nor any of its Subsidiaries knows of any basis for alleging infringement, violation or conflict with) the Intellectual Property rights of any third party by the Company, its Subsidiaries, or their products which would, if determined adversely to the Company, any of its Subsidiaries or in relation to any of their products, individually or in the aggregate, have a Material Adverse Effect; (D) there are no pending or, to the best of the Company’s knowledge, threatened actions, suits, proceedings or claims by others that allege the Company or any of its Subsidiaries is infringing or has infringed any Intellectual Property right of any third party; (E) the discoveries, inventions, products or processes of the Company and its Subsidiaries referenced in the Registration Statement, the Pricing Prospectus and the Prospectus, do not violate or conflict with any Intellectual Property right of any third party including any discovery, invention, product or process that is the subject of a patent application filed by any third party; and (F) neither the Company nor any of its Subsidiaries are in breach of, and have complied in all material respects with all terms of, any license or other agreement relating to the Intellectual Property rights of the Company, its Subsidiaries or any third party; to the extent the Intellectual Property is sublicensed to the Company or any of its Subsidiaries by a third party, such sublicense rights shall continue in full force and effect if the principal third party license terminates for any reason; and there are no contracts, arrangements or other documents related to the Intellectual Property required to be described in the Registration Statement, the Pricing Prospectus or the Prospectus or filed as an exhibit to the Registration Statement other than those described in the Registration Statement, the Pricing Prospectus or the Prospectus or filed as an exhibit to the Registration Statement;

(xxxix) The description of the intellectual property matters of the Company and its Subsidiaries as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(xl) The services of the Company and its Subsidiaries are conducted in compliance with the applicable copyright and intellectual property laws of the PRC and all other applicable jurisdictions, except for, with respect to jurisdictions other than the PRC, such non-compliance as would not reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries; and except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, the services of the Company and its Subsidiaries do not, to the best of the Company’s knowledge, infringe upon the rights of third parties, either directly or indirectly;

(xli) The Company and its Subsidiaries have (i) paid all income and other material taxes required to be paid by each of them, and any other assessment, fine, penalty levied against them by any governmental authority to the extent that any of the foregoing is due and payable (other than any taxes the amount or validity of which is currently being contested in good faith and for which adequate reserves have been established in accordance with applicable accounting principles); and (ii) filed all material tax returns required to be filed through the date hereof; and to the Company’s knowledge there is no material tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its Subsidiaries or any of their respective properties or assets;

(xlii) The Company believes it was not a passive foreign investment company (“PFIC”) within the meaning of Section 1297(a) of the U.S. Internal Revenue Code of 1986, as amended, for the year ending December 31, 2011 and, based on the Company’s current projected income, assets and activities, the Company does not expect to be a PFIC in the current or any subsequent taxable year.

(xliii) Except as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus, the Company has not sold, issued or distributed any Shares during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A, Regulation D or Regulation S promulgated under the Act, other than shares issued pursuant to employee benefit plans, qualified share option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants;

(xliv) The Company is a “foreign private issuer” within the meaning of Rule 405 under the Act;

(xlv) Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, no material indebtedness (actual or contingent) and no material contract or arrangement is outstanding between the Company or any of its Subsidiaries and any director or executive officer of the Company or any of its Subsidiaries or any person connected with such director or executive officer (including his/her spouse, infant children, any company or undertaking in which he/she holds a controlling interest); and there are no material relationships or transactions between the Company or any of its Subsidiaries, on the one hand, and its affiliates, officers and directors or their shareholders, customers or suppliers, on the other, that are required to be described in the Registration Statement, the Pricing Prospectus and the Prospectus which have not been so described as required;

(xlvi) PricewaterhouseCoopers Zhong Tian CPAs Limited Company, who have certified certain financial statements of the Company and its Subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Registration Statement, the Pricing Prospectus and the Prospectus, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder and are independent in accordance with the requirements of the U.S. Public Company Accounting Oversight Board;

(xlvii) Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, the Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States (“US GAAP”); (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate actions are taken with respect to any differences; and (E) the Company and each of its Subsidiaries has made and kept books, records and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets of such entity;

(xlviii) The Company has established and maintains and evaluates a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with US GAAP; since the date of the latest audited financial statements included in the Registration Statement, the Pricing Prospectus and the Prospectus there has been no change in the Company’s internal control over financial reporting or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, (i) the Company’s independent accountants have not notified the Company of any “reportable conditions” (as that term is defined under standards established by the American Institute of Certified Public Accountants) in the Company’s internal accounting controls, or other weaknesses or deficiencies in the design or operation of the Company’s internal accounting controls, that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting, or could adversely affect the Company’s ability to record, process, summarize and report financial data consistent with the assertions of the Company’s management in the financial statements and (ii) the Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting; there is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith;

(xlix) The Company has established and maintains and evaluates disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act, such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its Subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective to perform the functions for which they were established;

(l) Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, neither the Company nor any of its Subsidiaries has any material obligation to provide retirement, healthcare, death or disability benefits to any of the present or past employees of the Company or any of its Subsidiaries, or to any other person;

(li) No labor dispute, work stoppage, slow down or other conflict with the employees of the Company or any of its Subsidiaries exists or, to the best of the Company’s knowledge, is imminent or threatened, except for such dispute, stoppage, slow down or other conflict as would not reasonably be expected to have a Material Adverse Effect; to the best of the Company’s knowledge, the Company is not aware of any existing or imminent labor dispute, work stoppage, slow down or other conflict with the employees of any of its or its Subsidiaries’ principal customers, suppliers or contractors that could reasonably be expected to have a Material Adverse Effect;

(lii) The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies” in the Registration Statement, the Pricing Prospectus and the Prospectus contains an accurate, complete and fair description in all material respects of: (A) the accounting policies which the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and which require management’s most difficult, subjective or complex judgments (“Critical Accounting Policies”); (B) the judgments and uncertainties affecting the application of Critical Accounting Policies; and (C) the likelihood that materially different amounts would be reported under different conditions or using different assumptions; and the Company’s Board of Directors and management have reviewed and agreed with the selection, application and disclosure of Critical Accounting Policies and have consulted with its legal counsel and independent accountants with regard to such disclosure;

(liii) Since the date of the latest audited financial statements included in the Registration Statement, the Pricing Prospectus and the Prospectus, neither the Company nor any of its Subsidiaries has: (A) entered into or assumed any contract, (B) incurred or agreed to incur any liability (including any contingent liability) or other obligation, (C) acquired or disposed of or agreed to acquire or dispose of any business or any other asset or (D) assumed or acquired or agreed to assume or acquire any liabilities (including contingent liabilities), that would, in any of clauses (A) through (D) above, be material to the Company and its Subsidiaries and that are not otherwise described in the Registration Statement, the Pricing Prospectus and the Prospectus;

(liv) Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, none of the Company or any of its Subsidiaries is engaged in any material transactions with its directors, officers, shareholders, or any other affiliate;

(lv) The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources” in the Registration Statement, the Pricing Prospectus and the Prospectus contains an accurate, complete and fair description of: (A) all material trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity, financial condition or results of operations of the Company, and are reasonably likely to occur and (B) all off-balance sheet transactions, arrangements, and obligations, including, without limitation, relationships with unconsolidated entities that are contractually limited to narrow activities that facilitate the transfer of or access to assets by the Company or any of its Subsidiaries, such as structured finance entities and special purpose entities that are reasonably likely to have a material effect on the liquidity of the Company or any of its Subsidiaries or the availability thereof or the requirements of the Company or any of its Subsidiaries for capital resources;

(lvi) No holder of any of the Shares or the ADSs after the consummation of the transactions contemplated by this Agreement or the Deposit Agreement is or will be subject to any personal liability in respect of any liability of the Company by virtue only of its holding of any such Shares or ADSs; and except as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus, there are no limitations on the rights of holders of the Shares or the ADSs to hold, vote or transfer their securities;

(lvii) The audited consolidated financial statements (and the notes thereto) of the Company included in the Registration Statement, the Pricing Prospectus and the Prospectus fairly present in all material respects the consolidated financial position of the Company as of the dates specified and the consolidated results of operations and changes in the consolidated financial position of the Company for the periods specified, and such financial statements have been prepared in conformity with US GAAP applied on a consistent basis throughout the periods presented (other than as described therein); the summary and selected consolidated financial data and the unaudited consolidated financial statements included in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included therein;

(lviii) All amounts payable by the Company in respect of the ADSs or the underlying Shares shall be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied by the Cayman Islands or any authority thereof or therein (except such income taxes as may otherwise be imposed by the Cayman Islands on payments hereunder to an Underwriter whose net income is subject to tax by the Cayman Islands or withholding, if any, with respect to any such income tax) nor are any taxes imposed in the Cayman Islands on, or by virtue of the execution or delivery of, such documents;

(lix) The Company and its Subsidiaries have paid all taxes required to be paid through the date hereof and have filed or made all returns, reports or filings which ought to have been filed or made by or in respect of the Company and its Subsidiaries for taxation purposes as required by the law of the jurisdictions in which the Company and its Subsidiaries are incorporated, managed or engage in business have been made and all such returns are correct and on a proper basis in all material respects and are not the subject of any dispute with the relevant revenue or other appropriate authorities except as may be being contested in good faith and by appropriate proceedings; the provisions included in the audited consolidated financial statements as set out in the Registration Statement, the Pricing Prospectus and the Prospectus included appropriate provisions required under US GAAP for all taxation in respect of accounting periods ended on or before the accounting reference date to which such audited accounts relate for which the Company was then or might reasonably be expected thereafter to become or have become liable; and neither the Company nor any of its Subsidiaries has received notice of any tax deficiency with respect to the Company or any of its Subsidiaries;

(lx) Any statistical, industry-related and market-related data included in the Registration Statement, the Pricing Prospectus and the Prospectus are based on or derived from sources that the Company reasonably believes to be reliable and accurate and such data agree with the sources from which they are derived, and the Company has obtained the written consent for the use of such data from such sources to the extent required; the report prepared by iResearch Consulting Group (“iResearch”) was prepared at the Company’s request based on a contractual arrangement which the Company negotiated on an arms’ length basis and the Company reasonably believes that, in conducting the consumer survey and preparing the report commissioned by the Company, iResearch acted on an arms’ length basis;

(lxi) The application of the net proceeds from the offering of ADSs, as described in the Registration Statement, the Pricing Prospectus and the Prospectus, will not (A) contravene any provision of any current and applicable laws or the current constituent documents of the Company or any of its Subsidiaries, (B) contravene the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument currently binding upon the Company or any of its Subsidiaries or (C) contravene or violate the terms or provisions of any Governmental Authorization applicable to any of the Company or any of its Subsidiaries;

(lxii) There are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the issuance and sale of the Shares and ADSs;

(lxiii) Under the laws of the Cayman Islands, the courts of the Cayman Islands will (A) recognize and give effect to the choice of law provisions set forth in Section 15 hereof, except for those laws (i) which such court considers to be procedural in nature, (ii) which are revenue or penal laws or (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of the Cayman Islands, and (B) except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, enforce judgments of U.S. courts obtained against the Company to enforce this Agreement; under the laws of the PRC, the choice of law provisions set forth in Section 15 hereof will be recognized by the courts of the PRC and any judgment obtained in any state or federal court located in the Borough of Manhattan, The City of New York, New York (each, a “New York Court”) arising out of or in relation to the obligations of the Company under this Agreement will be recognized in PRC courts subject to the applicable provisions of the Civil Procedure Law of the PRC relating to the enforceability of foreign judgments;

(lxiv) None of the Company and its Subsidiaries, their respective officers or directors or, to the best of the Company’s knowledge, their respective employees, representatives, consultants or agents or other persons or acting on behalf of the Company or any Subsidiary has offered, promised, authorized or made, directly or indirectly, (A) any unlawful payments or (B) payments or other inducements (whether lawful or unlawful) to any Governmental Official (as defined below) or his or her relative or related person, with the intent or purpose of: (w) influencing any act or decision of such Governmental Official in his or her official capacity, (x) inducing such Governmental Official to do or omit to do any act in violation of the lawful duty of such Governmental Official, (y) securing any improper advantage for the Company or any of its Subsidiaries or (z) inducing such Governmental Official to use his or her influence with a government or instrumentality thereof, political party or international organization to affect or influence any act or decision of such government or instrumentality, political party or international organization, in order to assist the Company or any of its Subsidiaries in obtaining or retaining business for or with, or directing business to, any person; none of the Company and its Subsidiaries, their respective officers or directors or, to the best of the Company’s knowledge, their respective employees, representatives, consultants or agents or other persons or acting on behalf of the Company or any Subsidiary has offered, promised, authorized or made, directly or indirectly, any payments or other inducements specified in the preceding sentence to a Governmental Officials or his or her relative or related person in violation of anti-bribery laws, including, but not limited to, the U.S. Foreign Corrupt Practices Act of 1977 or any other law, rule or regulation of similar purpose and scope under U.S. federal, Cayman Islands or PRC law. The Company and its Subsidiaries and affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws. As used in this subsection and elsewhere in this Agreement, “Governmental Official” means (A) any employee or official of any government, including any employee or official of any entity owned or controlled by a government, (B) any employee or official of a political party, (C) any candidate for political office or his or her employee or (D) any employee or official of an international organization;

(lxv) The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with all applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable money laundering statutes of all jurisdictions where the Company and its Subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or Governmental Agency, authority or body or any arbitrator or non-governmental authority involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the best of the Company’s knowledge, threatened; the Company and its Subsidiaries have instituted and maintains policies and procedures designed to ensure continued compliance with the Money Laundering Laws;

(lxvi) None of the Company, its Subsidiaries or any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

(lxvii) (i) Neither the Company nor any of its Subsidiaries, nor any director, officer, or employee thereof, nor, to the Company’s knowledge, any agent, affiliate or representative of the Company or any of its subsidiaries, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is: (A) the subject of any sanctions administered, imposed or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Government, the United Nations Security Council (“UNSC”), the European Union (“EU”), Her Majesty’s Treasury (“HMT”), the Office of Export Enforcement of the U.S. Department of Commerce or other relevant sanctions authority (collectively, “Sanctions”), nor (B) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, Libya, North Korea, Sudan and Syria); (ii) the Company will not, directly or indirectly, use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person (X) to fund or facilitate any payments, operations, investments, projects, activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or (Y) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise), and the Company will maintain and implement adequate internal controls and procedures to monitor and audit transactions that are reasonably designed to detect and prevent any use of the proceeds from the offering of the Shares and ADSs contemplated hereby that is inconsistent with any of the Company’s representations and obligations under the foregoing; (iii) the Company and its Subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions; and (iv) the Company maintains and has implemented adequate internal controls and procedures to monitor and audit transactions that are reasonably designed to detect and prevent any use of the proceeds from the offering of the Shares and ADSs contemplated hereby that is inconsistent with any of the Company’s representations and obligations under clause (ii) of this paragraph or in the Registration Statement, Pricing Prospectus and Prospectus;

(lxviii) None of the Company, its Subsidiaries, or their respective directors or officers or, to the best knowledge of the Company, any agent, employee, affiliate or other person acting on behalf of the Company or any of its Subsidiaries has engaged in any activities sanctionable under the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010, the Iran Sanctions Act of 1996, the National Defense Authorization Act for Fiscal Year 2012, the Iran Threat Reduction and Syria Human Rights Act of 2012 or any Executive Order relating to any of the foregoing (collectively, and as each may be amended from time to time, the “Iran Sanctions”); and the Company will not directly or indirectly use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of engaging in any activities sanctionable under the Iran Sanction;

(lxix) The ownership structure of the Company and its Subsidiaries as described in the Registration Statement, the Pricing Prospectus and the Prospectus under the caption “Corporate History and Structure” complies and, immediately after the Offering, will comply with the current PRC laws, does not and, immediately after the Offering, will not violate, breach, contravene or otherwise conflict with any applicable PRC laws, and has not been challenged by any court or Governmental Agency; there are no legal, administrative, arbitration or governmental proceedings, pending anywhere in respect of the ownership structures of the Company or any of its Subsidiaries (including any proceeding challenging the effectiveness or validity of the ownership structures), and no such proceedings are threatened or contemplated by any Governmental Agency or any person;

(lxx) All Governmental Authorizations required in connection with the events, agreements and transactions set forth in the Registration Statement, the Pricing Prospectus and the Prospectus in the section entitled “Corporate History and Structure” have been duly or timely made or unconditionally obtained in writing (including, without limitation, all actions necessary for the approval of the ownership structures of the Company and its Subsidiaries by the Governmental Agencies) and remain in full force and effect, and no such Governmental Authorization has been withdrawn or is subject to any condition precedent which has not been fulfilled or performed; such Governmental Authorizations contain no materially burdensome restrictions or conditions; neither the Company nor any Subsidiary is in breach of the terms and conditions of any of their respective Governmental Authorizations in respect of the ownership structures of the Company or any of its Subsidiaries;

(lxxi) The descriptions of the events, agreements and transactions set forth in the Registration Statement, the Pricing Prospectus and the Prospectus in the section entitled “Corporate History and Structure” are accurate, complete and fair in all material respects and nothing has been omitted from such description which would make the same misleading in any material respect and there are no other material documents or agreements that have been entered into by the Company or any of its Subsidiaries in respect of the ownership structures of the Company or any of its Subsidiaries; and each of the events, agreements and transactions set forth therein has been duly authorized, executed and delivered by the parties thereto and constitutes a valid and legally binding agreement of the parties thereto, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, and does not (A) contravene any provision of applicable law or statute, rule or regulation of any Governmental Agency having jurisdiction over the Company or any of its Subsidiaries or any of their properties (including but not limited to the Ministry of Commerce, the State Administration of Industry and Commerce and the State Administration of Foreign Exchange of the PRC), (B) contravene any of the terms or the provisions of the articles of association, business license or other constitutive documents of the Company or any of its Subsidiaries or (C) conflict with or result in a breach of violation of any of the terms or provisions of, or constitute or would (with the giving of notice, the passage of time, or both or otherwise) constitute a default under, any license, indenture, mortgage, charge, deed of trust, loan agreement, note, lease or other agreement, instrument or other obligation to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, except, in the case of clause (C) only, such conflicts, breaches, defaults, or liabilities as would not have a Material Adverse Effect;

(lxxii) Each of the agreements described in the Registration Statement, the Pricing Prospectus and the Prospectus in the section entitled “Corporate History and Structure” is in proper legal form under the PRC laws for the enforcement thereof against the Company, its Subsidiaries and their respective shareholders that are party to such agreement in the PRC without further action by any of the Company, its Subsidiaries or their respective shareholders.

(lxxiii) Each of the Company and each of the Company’s directors that signed the Initial Registration Statement or the Registration Statement is aware of and has been advised as to, the content of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors jointly promulgated by the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Tax Administration, the State Administration of Industry and Commerce, the China Securities Regulatory Commission (the “CSRC”) and the State Administration of Foreign Exchange of the PRC on August 8, 2006, as amended (the “M&A Rules”), in particular the relevant provisions thereof which purport to require offshore special purpose vehicles, or SPVs, formed for listing purposes and controlled directly or indirectly by PRC companies or individuals, to obtain the approval of the CSRC prior to the listing and trading of their securities on an overseas stock exchange; the Company has received legal advice specifically with respect to the M&A Rules from its PRC counsel and the Company and each such director understands such legal advice;

(lxxiv) The issuance and sale of the Shares and the ADSs, the listing and trading of the ADSs on the Nasdaq Global Market or the consummation of the transactions contemplated by this Agreement, the Deposit Agreement is not and will not be, as of the date hereof or at each Time of Delivery (as defined in Section 4 hereof), adversely affected by the M&A Rules or any official clarifications, guidance, interpretations or implementation rules in connection with or related to the M&A Rules (collectively, the “M&A Rules and Related Clarifications”);

(lxxv) As of the date of the Pricing Prospectus and as of the date hereof, the M&A Rules did not and do not apply to the issuance and sale of the Offered Securities, the listing and trading of the ADSs on the Nasdaq Global Market, or the consummation of the transactions contemplated by this Agreement and the Deposit Agreement.

(lxxvi) Each of the Company and its Subsidiaries that were incorporated outside of the PRC has taken, or is in the process of taking, all reasonable steps to comply with, and to ensure compliance by each of its shareholders that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen with any applicable rules and regulations of the relevant PRC government agencies (including but not limited to the Ministry of Commerce, the National Development and Reform Commission and the State Administration of Foreign Exchange) relating to overseas investment by PRC residents and citizens or the repatriation of the proceeds from overseas offering and listing by offshore special purpose vehicles controlled directly or indirectly by PRC companies and individuals, such as the Company, (the “PRC Overseas Investment and Listing Regulations”), including without limitation, requesting each shareholder that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations;

(lxxvii) The Company and its Subsidiaries and their respective properties, assets and operations are in compliance with, and the Company and each of its Subsidiaries hold all permits, authorizations and approvals required under Environmental Laws (as defined below); there are no past, present or, to the best of the Company’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any Subsidiary under, or to interfere with or prevent compliance by the Company or any Subsidiary with, Environmental Laws; neither the Company nor any of its Subsidiaries (A) is the subject of any investigation, (B) has received any notice or claim, (C) is a party to or affected by any pending or, to the best of the Company’s knowledge, threatened action, suit or proceeding, (D) is bound by any judgment, decree or order or (E) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any national, provincial, municipal or other local or foreign law, statute, ordinance, rule, regulation, order, notice, directive, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

(lxxviii) Neither the Company nor any of its Subsidiaries has entered into any memorandum of understanding, letter of intent, definitive agreement or any similar agreements with respect to a merger or consolidation or a material acquisition or disposition of assets, technologies, business units or businesses;

(lxxix) Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, there are no affiliations or associations between any member of the FINRA and the Company; there are no affiliations or associations between (A) any underwriter of the FINRA and (B) any of the Company’s officers, directors or 5% or greater security holders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission;

(lxxx) The Registration Statement, Pricing Prospectus, Prospectus and each Issuer Free Writing Prospectus comply, and any further amendments or supplements thereto, will comply, with any applicable laws or regulations of any jurisdiction in which any Preliminary Prospectus, the Pricing Prospectus, Prospectus or any Issuer Free Writing Prospectus, and any further amendments or supplements thereto, is distributed in connection with the Directed Share Program; and no Governmental Authorization, other than those heretofore obtained, is required in connection with the offering of the Reserved ADSs in any jurisdiction where the Reserved ADSs are being offered;

(lxxxi) The Company has not offered, or caused the Underwriters to offer, Shares or ADSs to any person pursuant to the Directed Share Program with the intent to unlawfully influence (A) a customer or supplier of the Company or any of its Subsidiaries to alter the customer’s or supplier’s level or type of business with the Company or any of its Subsidiaries or (B) a trade journalist or publication to write or publish favorable information about the Company or any of its Subsidiaries or any of their respective products or services;

(lxxxii) There are no business relationships or related party transactions involving the Company or any of its Subsidiaries or any other person required to be described in the Registration Statement, Pricing Prospectus and Prospectus which have not been described as required;

(lxxxiii) Each “forward-looking statement” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained in the Registration Statement, the Pricing Prospectus, the Prospectus and each Issuer Free Writing Prospectus, if any, has been made or reaffirmed with a reasonable basis and in good faith; and

(lxxxiv) Neither the Company nor any of its Subsidiaries nor any of its or their properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of the PRC, Cayman Islands, British Virgin Islands or any other jurisdiction where it was incorporated or operates.

In addition, any certificate signed by any officer of the Company or any of its Subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares and ADSs shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each of the Underwriters.

2. Subject to the terms and conditions herein set forth, (a) the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per ADS of US$            , the number of Firm ADSs (to be adjusted by the Underwriters so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm ADSs to be sold by the Company by a fraction, the numerator of which is the aggregate number of Firm ADSs to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I attached hereto and the denominator of which is the aggregate number of Firm ADSs to be purchased by all of the Underwriters from the Company hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional ADSs as provided below, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per ADS set forth in clause (a) of this Section 2, that portion of the number of Optional ADSs as to which such election shall have been exercised (to be adjusted by the Underwriters so as to eliminate fractional shares) determined by multiplying such number of Optional ADSs by a fraction the numerator of which is the maximum number of Optional ADSs which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I attached hereto and the denominator of which is the maximum number of Optional ADSs that all of the Underwriters are entitled to purchase hereunder.

The Company hereby grants to the Underwriters the right to purchase at their election up to 1,170,000 Optional ADSs, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm ADSs. Any such election to purchase Optional ADSs shall be made in proportion to the maximum number of Optional ADSs to be sold by the Company initially with respect to the Optional ADSs to be sold by the Company. Any such election to purchase Optional ADSs may be exercised only by written notice from the Representatives to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional ADSs to be purchased and the date on which such Optional ADSs are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

3. Upon the authorization by the Representatives of the release of the Firm ADSs, the several Underwriters propose to offer the Firm ADSs for sale upon the terms and conditions set forth in the Prospectus.

4. (a) The ADSs to be purchased by each Underwriter hereunder, registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives, through the facilities of The Depository Trust Company (“DTC”), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representatives at least forty-eight hours in advance. The time and date of such delivery and payment shall be, with respect to the Firm ADSs, 9:30 a.m., New York City time, on             , 2012 or such other time and date as the Representatives and the Company may agree upon in writing, and, with respect to the Optional ADSs, 9:30 a.m., New York City time, on the date specified by the Representatives in the written notice given by the Representatives of the Underwriters’ election to purchase such Optional ADSs, or such other time and date as the Representatives and the Company may agree upon in writing. Such time and date for delivery of the Firm ADSs is herein called the “First Time of Delivery,” such time and date for delivery of the Optional ADSs, if not the First Time of Delivery, is herein called the “Second Time of Delivery,” and each such time and date for delivery is herein called a “Time of Delivery.”

(b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the ADSs and any additional documents requested by the Underwriters pursuant to Section 8 hereof, will be delivered at the offices of Simpson Thacher & Bartlett, ICBC Tower, 35th Floor, 3 Garden Road, Central, Hong Kong (the “Closing Location”), all at such Time of Delivery. The final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto at 4:00 p.m., Hong Kong time, on the New York Business Day next preceding such Time of Delivery. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

5. The Company agrees with each of the Underwriters:

(i) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery which shall be disapproved by the Representatives promptly after reasonable notice thereof; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish the Representatives with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Shares and ADSs, of the suspension of the qualification of the Shares and ADSs for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

(ii) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Shares and ADSs for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares and ADSs, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(iii) Prior to 10:00 a.m., New York City time, on the second New York Business Day succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required by law to be delivered in connection with sales by an Underwriter or dealer and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify the Representatives and upon the Representatives’ request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares and ADSs at any time, upon the Representatives’ request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as the Representatives may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(iv) To make generally available to its security holders as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its Subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(v) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus (the “Lock-Up Period”), not to offer, sell, contract to sell, pledge, grant any option to purchase, purchase any option or contract to sell, right or warrant to purchase, make any short sale, file a registration statement with respect to, or otherwise dispose of (including entering into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequence of ownership interests), except as provided hereunder, any of the ADSs or the Shares or any securities that are convertible into or exchangeable for, or that represent the right to receive, Shares or ADSs or any substantially similar securities (other than (i) the Shares and ADSs to be sold hereunder, (ii) pursuant to share incentive plans or employee share option plans existing on the date of this Agreement or (iii) upon the conversion or exchange of convertible or exchangeable securities outstanding as of the date of this Agreement), without the Representatives’ prior written consent; if the Representatives, in their sole discretion, agree to release or waive the restrictions set forth in the Lock-up Agreements described in Section 8(o) hereof for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Annex II-1 hereto through a major news service at least two business days before the effective date of the release or waiver;

(vi) To furnish to its shareholders within such period required by the Exchange Act after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders’ equity and cash flows of the Company and its consolidated Subsidiaries certified by independent public accountants) (which may be through the filing of an Annual Report on Form 20-F on EDGAR) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its shareholders (which may be through the filing of a Current Report on Form 6-K on EDGAR) consolidated summary financial information of the Company and its Subsidiaries for such quarter in reasonable detail;

(vii) During a period of five years from the effective date of the Registration Statement, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to the Representatives as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which any class of securities of the Company is listed, provided that it is not required to furnish such reports, other communications (financial or other) or financial statements so long as it is subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act and is timely filing such report and financial statements with the Commission on EDGAR;

(viii) To use the net proceeds received by it from the sale of the Shares and ADSs pursuant to this Agreement in the manner specified in the Registration Statement, the Pricing Prospectus and the Prospectus under the caption “Use of Proceeds” and in compliance with any applicable laws, rules and regulations of any Governmental Agency having jurisdiction over the Company or its Subsidiaries; the Company will not, directly or indirectly, use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person (X) to fund or facilitate any payments, operations, investments, projects, activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or (Y) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise), and the Company will maintain and implement adequate internal controls and procedures to monitor and audit transactions that are reasonably designed to detect and prevent any use of the proceeds from the offering of the Shares and ADSs contemplated hereby that is inconsistent with any of the Company’s representations and obligations under the foregoing;

(ix) Prior to each Time of Delivery to deposit Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that the ADSs will be issued by the Depositary against receipt of such Shares and delivered to the Underwriters at such Time of Delivery;

(x) Not to (and to cause its affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or which would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale of the Shares and ADSs;

(xi) To use its best efforts to include the ADSs for listing and maintain the listing of the ADSs on the Nasdaq Global Market;

(xii) To use its best efforts to procure its shareholders who are PRC residents or PRC citizens to comply with any applicable SAFE Rules and Regulations;

(xiii) To provide DTC with all the necessary authorizations, information and instructions to enable DTC to perform its duties in accordance with and as contemplated by the terms of this Agreement, the Deposit Agreement, the Registration Statement, the Pricing Prospectus and the Prospectus.

(xiv) Not to invest, or otherwise use the proceeds received by the Company from its sale of the Shares and ADSs in such a manner as would require the Company to register as an investment company under the Investment Company Act.

(xv) To file with the Commission such information on Form 20-F as may be required by Rule 463 under the Act;

(xvi) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

(xvii) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares and ADSs (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred;

(xviii) To indemnify and hold each of the Underwriters harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, which are or may be required to be paid in connection with the creation, allotment, issuance, offer and distribution of the Shares and ADSs to be sold by the Company and the execution and delivery of this Agreement and the Deposit Agreement;

(xix) Prior to each Time of Delivery, not to issue any press release or other communication directly or indirectly and not to hold any press conferences with respect to the Company or any of its Subsidiaries, the financial condition, results of operations, business, properties, assets, liabilities or prospects of the Company or any of its Subsidiaries, or the offering of the Shares and ADSs, without the prior written consent of the Representatives;

(xx) Not, at any time at or after the execution of this Agreement, to, directly or indirectly, offer or sell any Shares or ADSs by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares or the ADSs, in each case other than the Prospectus;

(xxi) To use its best efforts not to take any action that would result in the Company becoming a “passive foreign investment company”;

(xxii) To comply with all applicable securities and other applicable laws, rules and regulations in each jurisdiction in which the Reserved ADSs are offered in connection with the Directed Share Program; and

(xxiii) Until [insert date that is 15 days after the expiration date of the lock-up], to notify the Underwriters on or prior to the date on which the Company is no longer an “emerging growth company” as defined in Section 2(a)(19) of the Act.

6. (a) The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Shares and ADSs that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares and ADSs that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Company and the Representatives is listed on Schedule II hereto;

(b) The Company represents and agrees that, without the prior consent of the Representatives, (i) it did not make any Section 5(d) Communications prior to the filing of the Initial Registration Statement and (ii) it has not made any written Section 5(d) Communications after the filing of the Initial Registration Statement; each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, (i) it did not make any Section 5(d) Communications prior to the filing of the Initial Registration Statement and (ii) it has not made any written Section 5(d) Communications after the filing of the Initial Registration Statement; any written Section 5(d) Communication which has been consented to by the Company and the Representatives is listed on Schedule II(c) hereto;

(c) The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show;

(d) The Company represents and agrees that any Section 5(d) Communications undertaken by it were and will be with qualified institutional buyers as defined in Rule 144A under the Act; and each Underwriter represents and agrees that any Section 5(d) Communications undertaken by it were and will be with qualified institutional buyers as defined in Rule 144A under the Act;

(e) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein.

7. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares and ADSs; [(iii) all expenses in connection with the qualification of the Shares and ADSs for offering and sale under the laws of the jurisdictions as provided in Section 5(a)(ii) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey]; (iv) all fees and expenses in connection with listing the ADSs on the Nasdaq Global Market; (v) [the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the FINRA of the terms of the sale of the Shares and ADSs;] (vi) the cost of preparing share certificates or ADSs; (vii) the cost and charges of any transfer agent, registrar or depositary; (viii) all costs and expenses related to the transfer and delivery of the ADSs to the Underwriters, including any transfer or other taxes payable thereon; (ix) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares and the ADSs, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and 40% of the cost of any aircraft chartered in connection with the road show; [(x) all fees and disbursements of counsel incurred by the Underwriters or the DSP Underwriter in connection with the Directed Share Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program; (xi) all expenses in connection with the qualification of the Shares and ADSs for offering and sale under the state and federal laws of Canada and the preparation, printing, reproduction and filing of one or more versions of the Pricing Prospectus and the Prospectus for distribution into Canada, often in the form of a Canadian “wrapper”, and amendments and supplements thereto (in each case, including the fees and disbursements of Canadian counsel to the Underwriters in connection therewith) and the mailing and delivering of copies thereof to the Underwriters and dealers] and (xii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, share transfer taxes on resale of any of the ADSs by them, and any advertising expenses connected with any offers they may make.

8. The obligations of the Underwriters hereunder, as to the Shares and ADSs to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a)(i) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction;

(b) Simpson Thacher & Bartlett LLP, U.S. counsel for the Underwriters, shall have furnished to the Representatives such written opinion and letter dated such Time of Delivery, in form and substance satisfactory to the Representatives, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c) Fangda Partners, PRC counsel to the Underwriters, shall have furnished to the Representatives such written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to the Representatives, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(d) Skadden, Arps, Slate, Meagher & Flom LLP, United States counsel for the Company, shall have furnished to the Representatives their written opinion and letter, dated such Time of Delivery, in form and substance satisfactory to the Representatives, substantially to the effect set forth in Annex V attached hereto;

(e) Skadden, Arps, Slate, Meagher & Flom, Hong Kong counsel for the Company, shall have furnished to the Representatives their written opinion, dated such Time of Delivery, in form and substance satisfactory to the Representatives, substantially to the effect set forth in Annex X attached hereto;

(f) Zhong Lun Law Firm, PRC counsel to the Company, shall have furnished to the Representatives such written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to the Representatives, substantially to the effect set forth in Annex IV attached hereto;

(g) Conyers Dill & Pearman, Cayman Islands counsel for the Company, shall have furnished to the Representatives their written opinion, dated such Time of Delivery, in form and substance satisfactory to the Representatives, substantially to the effect set forth in Annex VI attached hereto;

(h) White & Case LLP counsel for the Depositary, shall have furnished to the Representatives their written opinion, dated such Time of Delivery, in form and substance satisfactory to the Representatives, substantially to the effect set forth in Annex VII attached hereto;

(i) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the date on which the first sale of ADSs is confirmed if such date is not the same as the date of this Agreement, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, PricewaterhouseCoopers Zhong Tian CPAs Limited Company shall have furnished to the Representatives a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives, to the effect set forth in Annex VIII hereto;

(j) No Pricing Prospectus, Issuer Free Writing Prospectus or Prospectus or amendment or supplement to the Registration Statement, the Pricing Prospectus or the Prospectus shall have been filed to which the Representatives shall have objected in writing;

(k) (i) Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited financial statements included in the Registration Statement, the Pricing Prospectus and the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement, the Pricing Prospectus and the Prospectus and (ii) since the respective dates as of which information is given in the Registration Statement, the Pricing Prospectus and the Prospectus there shall not have been any change in the share capital, short or long-term debt of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its Subsidiaries, otherwise than as set forth or contemplated in the Registration Statement, the Pricing Prospectus and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the Representatives’ judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the ADSs representing the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

(l) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Nasdaq Global Market, the New York Stock Exchange or The Stock Exchange of Hong Kong Limited; (ii) a suspension or material limitation in trading in the Company’s securities on the Nasdaq Global Market; (iii) a general moratorium on commercial banking activities in New York, Hong Kong, the PRC or the Cayman Islands declared by the relevant authorities, or a material disruption in commercial banking or securities settlement or clearance services in the United States, Hong Kong, the PRC or the Cayman Islands; (iv) a change or development involving a prospective change in taxation affecting the Company, any of its Subsidiaries or the Shares or the ADSs or the transfer thereof; (v) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any Governmental Agency materially affecting the business or operations of the Company or its Subsidiaries; (vi) the outbreak or escalation of hostilities or act of terrorism involving the United States, Hong Kong, the PRC or the Cayman Islands or the declaration by the United States, Hong Kong, the PRC or the Cayman Islands of a national emergency or war; or (vii) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions or currency exchange rates or controls in the United States, Hong Kong, the PRC, the Cayman Islands or elsewhere, if the effect of any such event specified in clauses (v), (vi) or (vii), in the Representatives’ sole judgment, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares and ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

(m) The ADSs to be sold by the Company at such Time of Delivery shall have been duly listed on the Nasdaq Global Market;

(n) The Depositary shall have furnished or caused to be furnished to the Representatives at such Time of Delivery certificates satisfactory to the Representatives evidencing the deposit with it of the Shares being so deposited against issuance of ADSs to be delivered by the Company at such Time of Delivery, and the execution, countersignature (if applicable), issuance and delivery of uncertificated ADSs pursuant to the Deposit Agreement as evidenced by entries registered under the Direct Registration System administered by DTC;

(o) Each party set forth in Annex I attached hereto shall have entered into an agreement (each a “Lock-Up Agreement”) dated on or prior to the date of this Agreement substantially in the form attached as Annex II-1 hereto which shall be in full force and effect;

(p) The Company shall have complied with the provisions of Section 5(a)(iii) hereof with respect to the furnishing of prospectuses on the second New York Business Day succeeding the date of this Agreement;

(q) At each Time of Delivery, as the case may be, the Chief Financial Officer of the Company shall have furnished to the Representatives an officer’s certificate, dated the date of delivery thereof, in form and substance satisfactory to the Representatives, to the effect set forth in Annex III attached hereto;

(r) The Company shall have furnished or caused to be furnished to the Representatives at such Time of Delivery a certificate of two executive officers of the Company, satisfactory to the Representatives, to the effect set forth in Section 8(a) and (k) above and Section 8(t) below, as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery and as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery;

(s) The Company shall have entered into a side letter agreement with the Depositary, dated on or prior to the date of this Agreement, substantially in the form attached as Annex IX hereto which shall be in full force and effect, instructing the Depositary, during the Lock-Up Period, not to accept any deposit by the persons, individuals and entities specified therein of any Shares into the Company’s American Depositary Receipt (“ADR”) facility or issue any new ADRs evidencing American Depositary Shares of the Company or issue any uncertificated American Depositary Shares to any such person subject to the exceptions stated in such letter;

(t) There shall not be any litigation, proceedings, investigations, processes for administrative sanctions or other actions initiated or threatened by any Governmental Agency or before any Governmental Agency, in each case with due authority, against or involving any party hereto, in the PRC or elsewhere, that seeks to declare the issuance and sales of the Shares and ADSs, the listing and trading of the ADSs on the Nasdaq Global Market or the transactions contemplated by this Agreement and the Deposit Agreement to be non-compliant, unlawful or illegal under PRC laws, rules and regulations;

(u) There shall not be any adverse legislative or regulatory developments related to the M&A Rules and Related Clarifications which in the sole judgment of the Representatives (after consultation with the Company if practicable) would make it inadvisable to proceed with the public offering or the delivery of the Shares and ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in this Agreement; and

(v) The Company shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request, including, without limitation, certificates of officers of the Company reasonably satisfactory to the Representatives with respect to the memorandum and articles of association and other organizational documents of the Company, all resolutions of the board of directors of the Company and other corporate actions relating to this Agreement and the authorization, issue and sale of the Shares and ADSs.

9. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus (including the Issuer Free Writing Prospectus listed on Schedule II(a) to this Agreement) or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or any written Section 5(d) Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus (including the Issuer Free Writing Prospectus listed on Schedule II(a) to this Agreement), or any written Section 5(d) Communication, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein.

(b) Without limitation of and in addition to its obligations under the other paragraphs of this Section 9, the Company agrees to indemnify, defend and hold harmless the DSP Underwriter and its partners, directors and officers, and any person who controls the DSP Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the DSP Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim (i) arises out of or is based upon (x) any of the matters referred to in Section 9(a) hereof, or (y) any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or on behalf or with the consent of the Company for distribution to Directed Share Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) is or was caused by the failure of any Directed Share Participant to pay for and accept delivery of Reserved Shares that the Directed Share Participant has agreed to purchase; or (iii) otherwise arises out of or is based upon the Directed Share Program.

(c) Each Underwriter severally and not jointly will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, or any written Section 5(d) Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, or any written Section 5(d) Communication, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

(d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(e) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares and ADSs. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the underwriting commissions received by such Underwriter in connection with the ADSs underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

(f) The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act and each broker-dealer affiliate of any Underwriter; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Act.

10. (a) If any Underwriter shall default in its obligation to purchase the ADSs which it has agreed to purchase hereunder at a Time of Delivery, the Representatives may in the Representatives’ discretion arrange for the Representatives or another party or other parties to purchase such ADSs on the terms contained herein. If within thirty-six hours after such default by any Underwriter, the Representatives do not arrange for the purchase of such ADSs, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such ADSs on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company that the Representatives have so arranged for the purchase of such ADSs, or the Company notifies the Representatives that it has so arranged for the purchase of such ADSs, the Representatives or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the Representatives’ opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such ADSs.

(b) If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased does not exceed one-eleventh of the aggregate number of all the ADSs to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of ADSs which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of ADSs which such Underwriter agreed to purchase hereunder) of the ADSs of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased exceeds one-eleventh of the aggregate number of all ADSs to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase ADSs of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional ADSs) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the ADSs.

12. If this Agreement shall be terminated pursuant to Section 10 hereof, the Company shall then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; if this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to deliver the Shares and ADSs as provided herein, or any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company shall reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out of pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder, but the Company shall then be under no further liability to any Underwriter in respect of the Shares or the ADSs not so delivered except as provided in Sections 7 and 9 hereof.

13. In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives. Notwithstanding the preceding sentence, the Representatives shall not be authorized to act on behalf of the DSP Underwriter with respect to the Company’s obligations (as set forth in Section 9(b) of this Agreement) to indemnify, defend and hold harmless the DSP Underwriter and its partners, directors and officers, affiliates and any person who controls the DSP Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (and their successors and assigns) from and against any loss, damage, expense, liability or claim arising out of or based on any of the acts or omissions described in Section 9(b) of this Agreement.

All statements, requests, notices and agreements hereunder shall be in writing, and (A) if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to each of the Representatives at (i) Morgan Stanley & Co. International plc, 25 Cabot Square, Canary Wharf, London E14 4QA, Attention: Head of Capital Markets, with a copy to Morgan Stanley Asia Limited, Level 46, International Commerce Centre, 1 Austin Road West, Kowloon, Hong Kong, Attention: Head of Capital Markets and Legal Department; (ii) Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005, facsimile number: +1 (212) 797-9344, Attention: Equity Capital Market Syndicate, with a copy to Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005, Attention: General Counsel; and (iii) Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, facsimile number: +1 (212) 816 7912), Attention: General Counsel and (B) if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Chief Financial Officer; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the ADSs from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

15. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding against the Company brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York Court, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. The Company has appointed Law Debenture Corporate Services Inc., as its authorized agent (the “Authorized Agent”) upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. The Company represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company.

16. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the “judgment currency”) other than United States dollars, the Company will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

17. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

18. The Company acknowledges and agrees that (i) the purchase and sale of the Shares and ADSs pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company in connection with such transaction or the process leading thereto.

19. This Agreement constitutes the entire agreement among the parties and supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

20. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

21. The Company and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

22. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

23. Notwithstanding anything herein to the contrary, the Company is authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

If the foregoing is in accordance with your understanding, please sign and return to us eight counterparts hereof, and upon the acceptance hereof by the Representatives, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

[Signature pages follow]

Very truly yours,

YY Inc.

By:
Name:
Title:

Signature Page to Underwriting Agreement

CONFIRMED AND ACCEPTED as of the date first above written:

MORGAN STANLEY & CO. INTERNATIONAL PLC

By:
Authorized Signatory

DEUTSCHE BANK SECURITIES INC.

By:
Authorized Signatory

By:
Authorized Signatory

CITIGROUP GLOBAL MARKETS INC.

By:
Authorized Signatory

For themselves and as Representatives of the other Underwriters named in Schedule I hereto.

Signature Page to Underwriting Agreement

SCHEDULE I

Underwriter	Total Number of Firm ADSs to be Purchased	Number of Optional ADSs to be Purchased if Maximum Option Exercised

Morgan Stanley & Co. International plc

Deutsche Bank Securities Inc.

Citigroup Global Markets Inc.

Pacific Crest Securities LLC

Piper Jaffray & Co.

Total	7,800,000	1,170,000

SCHEDULE II

(a)	Issuer Free Writing Prospectuses not included in the Pricing Disclosure Package: Electronic roadshow presentation, available at www.retailroadshow.com

(b)	Materials and information other than the Pricing Prospectus that comprise the Pricing Disclosure Package:

Pricing Information: US$         per ADS

[Issuer Free Writing Prospectus: The Free Writing Prospectus filed by the Company with the Commission on                     , 2012]

(c)	Written Section 5(d) Communications: [None]

ANNEX I

Parties to Execute Lock-up Agreement

Directors and Executive Officers

Jun Lei

David Xueling Li

Qin Liu

Alexander Barrett Hartigan

Jenny Hong Wei Lee

Tony Bin Zhao

Eric He

Jin Cao

Rongjie Dong

Peter Andrew Schloss

Peng T. Ong

Other Existing Shareholders

Tiger Global Six YY Holdings

YYME Limited

Top Brand Holdings Limited

YY TZ Limited

CJ Entertainment Limited

Ricomax Limited

Konrad Limited

Favor Star Limited

Morningside China TMT Fund I, L.P.

Steamboat Ventures Asia, L.P.

Granite Global Ventures III L.P.

GGV III Entrepreneurs Fund L.P.

ANNEX II-1

Form of Lock-Up Agreement

                    , 20

Morgan Stanley & Co. International plc

25 Cabot Square

Canary Wharf

London E14 4QA

United Kingdom

Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

United States

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

United States

As representatives of the several Underwriters

named in Schedule I to the Underwriting Agreement

Re: YY Inc.– Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as representatives, propose to enter into an underwriting agreement (the “Underwriting Agreement”) on behalf of the several underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), with YY Inc., a company incorporated in the Cayman Islands (the “Company”), and certain other parties named in such agreement, providing for a public offering of American Depositary Shares (the “ADSs”) representing Class A common shares of the Company, par value US$0.00001 per share (the “Common Shares”), pursuant to a Registration Statement on Form F-1 (File No. 333-184414) and a Registration Statement on Form F-6 (File No. 333-184812) to be filed with the U.S. Securities and Exchange Commission (the “SEC”).

In consideration of the agreement by the Underwriters to offer and sell the ADSs, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period specified in the following paragraph (the “Lock-Up Period”), the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, purchase any option or contract to sell, right or warrant to purchase, make any short sale, file a registration statement with respect to, or otherwise dispose of (including entering into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequence of ownership interest) any ADSs or Common Shares or any securities of the Company that are substantially similar to the ADSs or Common Shares of the Company, or any options or warrants to purchase any ADSs or Common Shares of the Company, or any securities convertible into, exchangeable for or that represent the right to receive ADSs or Common Shares of the Company, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively the “Undersigned’s Shares”). The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Shares even if such Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Shares.

If the undersigned is an officer or director of the Company, (i) the Representatives agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Common Shares or ADSs, the Representatives will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Representatives hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this letter to the extent and for the duration that such terms remain in effect at the time of the transfer.

The undersigned hereby agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Agreement during the period from the date of this Lock-Up Agreement to and including the date on which the Lock-Up Period expires, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period has expired.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value or (iii) with the prior written consent of the Representatives on behalf of the Underwriters. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer the share capital of the Company to any wholly-owned Subsidiary of such corporation; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such share capital subject to the provisions of this Agreement and there shall be no further transfer of such share capital except in accordance with this Agreement, and provided further that any such transfer shall not involve a disposition for value. The undersigned now has, and, except as contemplated by clause (i), (ii), or (iii) above, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned’s Shares, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar and the depositary for the ADSs against the transfer of the Undersigned’s Shares except in compliance with the foregoing restrictions.

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

Very truly yours,

Exact Name of Shareholder

Authorized Signature

Title

ANNEX II-2

[Form of Press Release]

YY Inc.

[Date]

(“[Company]”) announced today that Morgan Stanley & Co. International plc, Deutsche Bank Securities Inc. and Citigroup Global Markets Inc., the joint book-running managers in the Company’s recent public sale of         ADSs representing Class A common shares, are [waiving] [releasing] a lock-up restriction with respect to     Class A common shares of the Company held by [certain officers or directors] [an officer or director] of the Company. The [waiver] [release] will take effect on     ,                     20    , and the Class A common shares may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

ANNEX III

Form of Officers’ Certificate

[Omitted]

ANNEX IV

Form of Opinion of PRC Counsel to the Issuer

[Omitted]

ANNEX V

Form of Opinion of U.S. Counsel to the Issuer

[Omitted]

ANNEX VI

Form of Opinion of Cayman Islands Counsel to the Issuer

[Omitted]

ANNEX VII

Form of Opinion of Counsel to the Depositary

[Omitted]

ANNEX VIII

Comfort Letter

[Omitted]

ANNEX IX

Depositary Side Letter

[Omitted]

ANNEX X

Form of Opinion of Hong Kong Counsel to the Issuer

[Omitted]